                                                                   Exhibit 10.45

                          PROMISSORY NOTE - L/C LOAN
                          --------------------------


$4,428,440.00                                             Dated: March 12, 1998

          FOR VALUE RECEIVED, KLEARFOLD, INC. (the "Company") HEREBY PROMISES TO PAY to the order of BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION (the "Lender") the principal sum of FOUR MILLION FOUR HUNDRED TWENTY EIGHT THOUSAND, FOUR HUNDRED FORTY UNITED STATES DOLLARS ($4,428,440.00) or, if less, the aggregate unpaid principal amount of the L/C Loans made by the Lender to the Company pursuant to Section 2.01(b) of the Credit Agreement (as hereinafter
                    ---------------
defined), on or before the Termination Date; together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Credit Agreement to Bank of America National Trust & Savings Association, as Agent (the "Agent"), on behalf of the Lender, at its main office in Chicago, Illinois in immediately available funds. The L/C Loans made by the Lender to the Company pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by the Lender and, prior to any transfer thereof, endorsed on Schedule A attached
                                                           ----------
hereto which is part of this Note or otherwise in accordance with its usual practices; provided, however, that the failure to so record shall not affect the
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Company's obligations under this Note.

          This Note is a Note referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 12, 1998, by and among the Company, AGI Incorporated, IMPAC Group, Inc., the financial institutions signatory thereto (including the Lender) and the Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                                    KLEARFOLD, INC.


                                    By: /s/ Richard Block
                                        --------------------------------

                                        Name: Richard Block
                                              --------------------------

                                        Title: President
                                              --------------------------

                                                                      Schedule A
                                                                      ----------

                           Promissory Note - L/C Loan

                             dated March 12, 1998

                            payable to the order of

              Bank of America National Trust & Savings Association


________________________________________________________________________________

                              PRINCIPAL PAYMENTS

________________________________________________________________________________

                                           Unpaid
          Amount of                      Principal
          Principal       Amount of       Balance     Notation
                                          -------
Date      Borrowed    Principal Repaid                Made By
----      --------    ----------------                -------